UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 25, 2014 (June 20, 2014)
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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 20, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with John F. Powers, an individual and our Principal Executive Officer (“Powers”), where, among other things, the Company and Powers shall exchange Powers’ thirty million (30,000,000) shares of the Company’s common stock for fifty-three thousand (53,000) shares of the Company’s Class ‘B’ Preferred stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

WHEREAS, Powers is the Chief Executive Officer (“CEO”) of the Company and has been the Company’s CEO since September 21, 2012; and

WHEREAS, Powers holds thirty million (30,000,000) shares of the Company’s common stock (the “Common Stock”); and

WHEREAS, Powers is willing to exchange thirty million (30,000,000) shares of the Company’s common stock for fifty-three thousand (53,000) shares of the Company’s Class ‘B’ Preferred stock AND the Company is willing to exchange Powers’ thirty million (30,000,000) shares of the Company’s common stock for fifty-three thousand (53,000) shares of the Company’s Class ‘B’ Preferred stock; and

WHEREAS, The exchange of the Common Stock for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

1.  Exchange.  Powers agrees to exchange his thirty million (30,000,000) shares of the Company’s common stock for fifty-three thousand (53,000) shares of the Company’s Class ‘B’ Preferred stock. The exchange of the Common Stock for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith

10.1	Exchange Agreement, Minerco – J. Powers, dated June 20, 2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2014	MINERCO RESOURCES, INC.

	By:	/s/ John F. Powers
John F. Powers